Exhibit 99.1

THE PNC FINANCIAL SERVICES GROUP, INC.

FINANCIAL SUPPLEMENT
FIRST QUARTER 2021
(Unaudited)

THE PNC FINANCIAL SERVICES GROUP, INC.
FINANCIAL SUPPLEMENT
FIRST QUARTER 2021
(UNAUDITED)

The information contained in this Financial Supplement is preliminary, unaudited and based on data available on April 16, 2021. We have reclassified certain prior period amounts to be consistent with the current period presentation, which we believe is more meaningful to readers of our consolidated financial statements. This information speaks only as of the particular date or dates included in the schedules. We do not undertake any obligation to, and disclaim any duty to, correct or update any of the information provided in this Financial Supplement. Our future financial performance is subject to risks and uncertainties as described in our United States Securities and Exchange Commission (SEC) filings.

BUSINESS
PNC is one of the largest diversified financial services companies in the United States (U.S) and is headquartered in Pittsburgh, Pennsylvania. PNC has businesses engaged in retail banking, including residential mortgage, corporate and institutional banking and asset management, providing many of its products and services nationally. PNC's retail branch network is located primarily in markets across the Mid-Atlantic, Midwest and Southeast. PNC also has strategic international offices in four countries outside the U.S.

DISCONTINUED OPERATIONS
On May 15, 2020, PNC completed the sale of its 31.6 million shares of BlackRock, Inc., common and preferred stock through a registered secondary offering. In addition, BlackRock repurchased 2.65 million shares from PNC. The total proceeds from the sale were $14.2 billion in cash, net of $0.2 billion in expenses, and resulted in a gain on sale of $4.3 billion. Additionally, PNC contributed 500,000 BlackRock shares to the PNC Foundation on May 18, 2020. As a result, PNC has divested its entire holding in BlackRock. PNC and its affiliates only hold shares of BlackRock stock in a fiduciary capacity for clients of PNC and its affiliates. Activity for BlackRock for all periods presented on the Consolidated Income Statement have been reclassified to discontinued operations and prior period BlackRock investment balances have been reclassified to the Asset held for sale line on the Consolidated Balance Sheet in accordance with Accounting Standard Codification (ASC) 205-20, Presentation of Financial Statements - Discontinued Operations.

PENDING ACQUISITION OF BBVA USA BANCSHARES, INC.
On November 16, 2020, PNC announced the signing of a definitive agreement with BBVA, S.A. to acquire BBVA USA Bancshares, Inc., a U.S. financial holding company conducting its business operations primarily through its U.S. banking subsidiary, BBVA USA for a fixed purchase price of $11.6 billion in cash. BBVA USA has over 600 branches in Texas, Alabama, Arizona, California, Florida, Colorado and New Mexico. The transaction is expected to add approximately $102 billion in total assets, $86 billion of deposits and $66 billion of loans to PNC's Consolidated Balance Sheet and to close in mid-2021, subject to customary closing conditions, including receipt of regulatory approvals.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 1

Table 1: Consolidated Income Statement (Unaudited)

	Three months ended
	March 31	December 31	September 30	June 30	March 31
In millions, except per share data	2021	2020	2020	2020	2020
Interest Income
Loans	$1,996	$2,074	$2,116	$2,257	$2,480
Investment securities	421	442	490	527	582
Other	66	60	70	71	138
Total interest income	2,483	2,576	2,676	2,855	3,200
Interest Expense
Deposits	40	53	74	141	375
Borrowed funds	95	99	118	187	314
Total interest expense	135	152	192	328	689
Net interest income	2,348	2,424	2,484	2,527	2,511
Noninterest Income
Asset management	226	221	215	199	201
Consumer services	384	387	390	330	377
Corporate services	555	650	479	512	526
Residential mortgage	105	99	137	158	210
Service charges on deposits	119	134	119	79	168
Other (a)	483	293	457	271	343
Total noninterest income	1,872	1,784	1,797	1,549	1,825
Total revenue	4,220	4,208	4,281	4,076	4,336
Provision For (Recapture of) Credit Losses	(551)	(254)	52	2,463	914
Noninterest Expense
Personnel	1,477	1,521	1,410	1,373	1,369
Occupancy	215	215	205	199	207
Equipment	293	296	292	301	287
Marketing	45	64	67	47	58
Other	544	612	557	595	622
Total noninterest expense	2,574	2,708	2,531	2,515	2,543
Income (loss) from continuing operations before income taxes and noncontrolling interests	2,197	1,754	1,698	(902)	879
Income taxes (benefit) from continuing operations	371	298	166	(158)	120
Net income (loss) from continuing operations	1,826	1,456	1,532	(744)	759
Income from discontinued operations before taxes				5,596	181
Income taxes from discontinued operations				1,197	25
Net income from discontinued operations				4,399	156
Net income	1,826	1,456	1,532	3,655	915
Less: Net income attributable to noncontrolling interests	10	14	13	7	7
Preferred stock dividends (b)	57	48	63	55	63
Preferred stock discount accretion and redemptions	1	1	1	1	1
Net income attributable to common shareholders	$1,758	$1,393	$1,455	$3,592	$844
Earnings Per Common Share
Basic earnings (loss) from continuing operations	$4.11	$3.26	$3.40	$(1.90)	$1.59
Basic earnings from discontinued operations				10.28	0.37
Total basic earnings	$4.11	$3.26	$3.40	$8.40	$1.96
Diluted earnings (loss) from continuing operations	$4.10	$3.26	$3.39	$(1.90)	$1.59
Diluted earnings from discontinued operations				10.28	0.36
Total diluted earnings	$4.10	$3.26	$3.39	$8.40	$1.95
Average Common Shares Outstanding
Basic	426	425	426	426	429
Diluted	426	426	426	426	430
Efficiency	61%	64%	59%	62%	59%
Noninterest income to total revenue	44%	42%	42%	38%	42%
Effective tax rate from continuing operations (c)	16.9%	17.0%	9.8%	17.5%	13.7%
(a)Includes net gains on sales of securities of $25 million, $51 million, $32 million, $40 million and $182 million for the quarters ended March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, respectively.
(b)Dividends are payable quarterly other than Series O, Series R and Series S preferred stock, which are payable semiannually, with the Series O payable in different quarters than the Series R and Series S preferred stock.
(c)The effective income tax rates are generally lower than the statutory rate due to the relationship of pretax income to tax credits and earnings that are not subject to tax.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 2
Table 2: Consolidated Balance Sheet (Unaudited)

	March 31	December 31	September 30	June 30	March 31
In millions, except par value	2021	2020	2020	2020	2020
Assets
Cash and due from banks	$7,455	$7,017	$6,629	$6,338	$7,493
Interest-earning deposits with banks (a)	86,161	85,173	70,959	50,233	19,986
Loans held for sale (b)	1,967	1,597	1,787	1,443	1,693
Asset held for sale (c)					8,511
Investment securities – available for sale	96,799	87,358	89,747	97,052	89,077
Investment securities – held to maturity	1,456	1,441	1,438	1,441	1,469
Loans (b)	237,013	241,928	249,279	258,236	264,643
Allowance for loan and lease losses	(4,714)	(5,361)	(5,751)	(5,928)	(3,944)
Net loans	232,299	236,567	243,528	252,308	260,699
Equity investments	6,386	6,052	4,938	4,943	4,694
Mortgage servicing rights	1,680	1,242	1,113	1,067	1,082
Goodwill	9,317	9,233	9,233	9,233	9,233
Other (b)	30,894	30,999	32,445	34,920	41,556
Total assets	$474,414	$466,679	$461,817	$458,978	$445,493
Liabilities
Deposits
Noninterest-bearing	$120,641	$112,637	$107,281	$99,458	$81,614
Interest-bearing	254,426	252,708	247,798	246,539	223,590
Total deposits	375,067	365,345	355,079	345,997	305,204
Borrowed funds
Federal Home Loan Bank borrowings	1,500	3,500	5,500	8,500	23,491
Bank notes and senior debt	22,139	24,271	26,839	27,704	31,438
Subordinated debt	6,241	6,403	6,465	6,500	6,475
Other (b)	3,150	3,021	3,306	4,322	11,995
Total borrowed funds	33,030	37,195	42,110	47,026	73,399
Allowance for unfunded lending related commitments	507	584	689	662	450
Accrued expenses and other liabilities	11,931	9,514	10,629	12,345	17,150
Total liabilities	420,535	412,638	408,507	406,030	396,203
Equity
Preferred stock (d)
Common stock - $5 par value
Authorized 800 shares, issued 543, 543, 542, 542, and 542 shares	2,713	2,713	2,712	2,712	2,712
Capital surplus	15,879	15,884	15,836	16,284	16,288
Retained earnings	48,113	46,848	45,947	44,986	41,885
Accumulated other comprehensive income	1,290	2,770	2,997	3,069	2,518
Common stock held in treasury at cost:118, 119, 118, 117 and 118 shares	(14,146)	(14,205)	(14,216)	(14,128)	(14,140)
Total shareholders’ equity	53,849	54,010	53,276	52,923	49,263
Noncontrolling interests	30	31	34	25	27
Total equity	53,879	54,041	53,310	52,948	49,290
Total liabilities and equity	$474,414	$466,679	$461,817	$458,978	$445,493

(a)Amounts include balances held with the Federal Reserve Bank of Cleveland of $85.8 billion, $84.9 billion, $70.6 billion, $50.0 billion and $19.6 billion as of March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, respectively.
(b)Amounts include assets and liabilities for which PNC has elected the fair value option. Our 2020 Form 10-K included, and our first quarter 2021 Form 10-Q will include, additional information regarding these items.
(c)Represents our held for sale investment in BlackRock. In the second quarter of 2020, PNC divested its entire holding in BlackRock. Prior period BlackRock investment balances have been reclassified to the Asset held for sale line in accordance with Accounting Standards Codification 205-20, Presentation of Financial Statements - Discontinued Operations. Our 2020 Form 10-K included additional information related to this divestiture.
(d)Par value less than $0.5 million at each date.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 3

Table 3: Average Consolidated Balance Sheet (Unaudited) (a)
	Three months ended
	March 31	December 31	September 30	June 30	March 31
In millions	2021	2021	2020	2020	2020
Assets
Interest-earning assets:
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	$45,298	$48,036	$52,215	$52,500	$49,636
Non-agency	1,236	1,337	1,437	1,529	1,617
Commercial mortgage-backed	6,241	6,568	6,927	7,232	6,734
Asset-backed	5,304	5,017	5,033	5,309	5,003
U.S. Treasury and government agencies	22,309	18,783	18,724	15,457	15,938
Other	4,561	4,561	4,723	4,952	4,024
Total securities available for sale	84,949	84,302	89,059	86,979	82,952
Securities held to maturity
Asset-backed				22	51
U.S. Treasury and government agencies	797	793	788	783	779
Other	650	650	655	646	640
Total securities held to maturity	1,447	1,443	1,443	1,451	1,470
Total investment securities	86,396	85,745	90,502	88,430	84,422
Loans
Commercial and industrial	129,996	134,944	139,795	153,595	128,723
Commercial real estate	28,598	28,991	29,081	28,707	28,275
Equipment lease financing	6,332	6,380	6,771	7,035	7,066
Consumer	50,904	52,872	54,692	56,485	57,680
Residential real estate	22,305	22,638	22,753	22,292	21,828
Total loans	238,135	245,825	253,092	268,114	243,572
Interest-earning deposits with banks (b)	85,410	76,374	60,327	34,600	17,569
Other interest-earning assets	7,829	8,134	9,752	10,867	9,468
Total interest-earning assets	417,770	416,078	413,673	402,011	355,031
Noninterest-earning assets	50,450	48,901	48,466	55,302	57,405
Total assets	$468,220	$464,979	$462,139	$457,313	$412,436
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing deposits
Money market	$59,083	$62,621	$63,598	$61,346	$53,287
Demand	91,619	88,026	87,226	82,881	70,931
Savings	82,926	79,430	77,479	75,345	69,977
Time deposits	18,449	19,448	20,248	21,873	21,141
Total interest-bearing deposits	252,077	249,525	248,551	241,445	215,336
Borrowed funds
Federal Home Loan Bank borrowings	2,411	4,761	7,196	12,559	13,440
Bank notes and senior debt	22,799	24,022	25,858	28,298	29,988
Subordinated debt	5,929	5,936	5,936	5,937	5,934
Other	4,057	3,433	4,354	6,435	7,826
Total borrowed funds	35,196	38,152	43,344	53,229	57,188
Total interest-bearing liabilities	287,273	287,677	291,895	294,674	272,524
Noninterest-bearing liabilities and equity:
Noninterest-bearing deposits	113,299	109,878	101,931	93,776	74,396
Accrued expenses and other liabilities	14,258	14,348	15,341	16,989	16,437
Equity	53,390	53,076	52,972	51,874	49,079
Total liabilities and equity	$468,220	$464,979	$462,139	$457,313	$412,436

(a)Calculated using average daily balances.
(b)Amounts include average balances held with the Federal Reserve Bank of Cleveland of $85.2 billion, $76.1 billion, $60.0 billion, $34.2 billion and $17.3 billion for the three months ended March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 4

Table 4: Details of Net Interest Margin (Unaudited)
	Three months ended
	March 31	December 31	September 30	June 30	March 31
	2021	2020	2020	2020	2020
Average yields/rates (a)
Yield on interest-earning assets
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	1.72%	1.81%	2.03%	2.29%	2.63%
Non-agency	7.24%	7.15%	7.26%	7.13%	7.87%
Commercial mortgage-backed	2.58%	2.66%	2.50%	2.59%	2.95%
Asset-backed	1.84%	2.04%	2.44%	2.60%	3.05%
U.S. Treasury and government agencies	1.68%	1.77%	1.64%	1.77%	2.29%
Other	3.28%	3.45%	3.39%	3.47%	3.69%
Total securities available for sale	1.95%	2.05%	2.16%	2.39%	2.77%
Securities held to maturity
Asset-backed				2.38%	2.77%
U.S. Treasury and government agencies	2.83%	2.88%	2.86%	2.84%	2.84%
Other	4.17%	4.20%	4.20%	4.27%	4.48%
Total securities held to maturity	3.43%	3.47%	3.47%	3.47%	3.56%
Total investment securities	1.97%	2.08%	2.18%	2.41%	2.78%
Loans
Commercial and industrial	2.91%	2.87%	2.82%	2.83%	3.62%
Commercial real estate	2.80%	2.63%	2.65%	2.84%	3.64%
Equipment lease financing	3.90%	3.90%	3.80%	3.82%	3.93%
Consumer	4.78%	4.74%	4.69%	4.86%	5.38%
Residential real estate	3.53%	3.69%	3.74%	3.86%	3.96%
Total loans	3.38%	3.35%	3.32%	3.37%	4.08%
Interest-earning deposits with banks	0.10%	0.10%	0.10%	0.10%	1.27%
Other interest-earning assets	2.34%	1.99%	2.23%	2.26%	3.51%
Total yield on interest-earning assets	2.40%	2.46%	2.57%	2.85%	3.62%
Rate on interest-bearing liabilities
Interest-bearing deposits
Money market	0.03%	0.05%	0.07%	0.15%	0.72%
Demand	0.04%	0.04%	0.05%	0.08%	0.41%
Savings	0.06%	0.08%	0.11%	0.31%	0.79%
Time deposits	0.32%	0.41%	0.58%	0.80%	1.34%
Total interest-bearing deposits	0.06%	0.08%	0.12%	0.23%	0.70%
Borrowed funds
Federal Home Loan Bank borrowings	0.43%	0.40%	0.47%	1.00%	1.69%
Bank notes and senior debt	1.04%	1.00%	1.08%	1.56%	2.41%
Subordinated debt	1.43%	1.38%	1.51%	1.91%	2.73%
Other	1.21%	1.39%	1.31%	0.92%	1.69%
Total borrowed funds	1.09%	1.02%	1.06%	1.39%	2.18%
Total rate on interest-bearing liabilities	0.19%	0.21%	0.26%	0.44%	1.00%
Interest rate spread	2.21%	2.25%	2.31%	2.41%	2.62%
Benefit from use of noninterest bearing sources (b)	0.06	0.07	0.08	0.11	0.22
Net interest margin	2.27%	2.32%	2.39%	2.52%	2.84%

(a)Yields and rates are calculated using the applicable annualized interest income or interest expense divided by the applicable average earning assets or interest-bearing liabilities. Net interest margin is the total yield on interest-earning assets minus the total rate on interest-bearing liabilities and includes the benefit from use of noninterest-bearing sources. To provide more meaningful comparisons of net interest margins, we use net interest income on a taxable-equivalent basis in calculating average yields used in the calculation of net interest margin by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under GAAP in the Consolidated Income Statement. The taxable-equivalent adjustments to net interest income for the three months ended March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020 were $15 million, $17 million, $17 million, $19 million and $22 million, respectively.
(b)Represents the positive effects of investing noninterest-bearing sources in interest-earning assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 5

Table 5: Per Share Related Information (Unaudited)
	Three months ended
	March 31	December 31	September 30	June 30	March 31
In millions, except per share data	2021	2020	2020	2020	2020
Basic
Net income (loss) from continuing operations	$1,826	$1,456	$1,532	$(744)	$759
Less:
Net income attributable to noncontrolling interests	10	14	13	7	7
Preferred stock dividends	57	48	63	55	63
Preferred stock discount accretion and redemptions	1	1	1	1	1
Net income (loss) from continuing operations attributable to common shareholders	1,758	1,393	1,455	(807)	688
Less: Dividends and undistributed earnings allocated to nonvested restricted shares	8	6	8	1	3
Net income (loss) from continuing operations attributable to basic common shareholders	$1,750	$1,387	$1,447	$(808)	$685
Net income from discontinued operations attributable to common shareholders				$4,399	$156
Less: Undistributed earnings allocated to nonvested restricted shares				21	1
Net income from discontinued operations attributable to basic common shareholders				$4,378	$155
Basic weighted-average common shares outstanding	426	425	426	426	429
Basic earnings (loss) per common share from continuing operations (a)	$4.11	$3.26	$3.40	$(1.90)	$1.59
Basic earnings per common share from discontinued operations (a)				$10.28	$0.37
Basic earnings per common share	$4.11	$3.26	$3.40	$8.40	$1.96
Diluted
Net income (loss) from continuing operations attributable to diluted common shareholder	$1,750	$1,387	$1,447	$(808)	$685
Net income from discontinued operations attributable to basic common shareholders				$4,378	$155
Less: Impact of earnings per share dilution from discontinued operations				1	1
Net income from discontinued operations attributable to diluted common shareholders				$4,377	$154
Basic weighted-average common shares outstanding	426	425	426	426	429
Dilutive potential common shares		1			1
Diluted weighted-average common shares outstanding	426	426	426	426	430
Diluted earnings (loss) per common share from continuing operations (a)	$4.10	$3.26	$3.39	$(1.90)	$1.59
Diluted earnings per common share from discontinued operations (a)				$10.28	$0.36
Diluted earnings per common share	$4.10	$3.26	$3.39	$8.40	$1.95

(a)Dividends are payable quarterly other than the Series O, Series R and Series S preferred stock, which are payable semiannually, with the Series O payable in different quarters than the Series R and Series S preferred stock.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 6
Table 6: Details of Loans (Unaudited)

	March 31	December 31	September 30	June 30	March 31
In millions	2021	2020	2020	2020	2020
Commercial
Commercial and industrial
Retail/wholesale trade	$20,349	$20,218	$20,287	$21,747	$24,408
Manufacturing	20,032	20,712	22,551	25,590	27,225
Service providers	19,403	19,419	20,260	21,347	19,411
Financial services	13,382	14,909	15,005	13,596	13,473
Real estate related (a)	13,052	13,369	14,040	14,634	14,843
Health care	8,741	8,987	9,368	10,109	9,238
Transportation and warehousing	6,751	7,095	7,295	7,771	8,160
Other industries	28,088	27,364	28,381	29,541	32,373
Total commercial and industrial	129,798	132,073	137,187	144,335	149,131
Commercial real estate	28,319	28,716	29,028	28,763	28,544
Equipment lease financing	6,389	6,414	6,479	7,097	7,061
Total commercial	164,506	167,203	172,694	180,195	184,736
Consumer
Home equity	23,493	24,088	24,539	24,879	25,081
Residential real estate	22,418	22,560	22,886	22,469	22,250
Automobile	13,584	14,218	14,977	16,157	17,194
Credit card	5,675	6,215	6,303	6,575	7,132
Education	2,842	2,946	3,051	3,132	3,247
Other consumer	4,495	4,698	4,829	4,829	5,003
Total consumer	72,507	74,725	76,585	78,041	79,907
Total loans	$237,013	$241,928	$249,279	$258,236	$264,643

(a) Represents loans to customers in the real estate and construction industries.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 7
Allowance for Credit Losses (Unaudited)

Table 7: Change in Allowance for Loan and Lease Losses

	Three months ended
	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2021	2020	2020	2020	2020
Allowance for loan and lease losses
Beginning balance	$5,361	$5,751	$5,928	$3,944	$2,742
Adoption of ASU 2016-03 (a)					463
Gross charge-offs:
Commercial and industrial	(59)	(133)	(59)	(112)	(78)
Commercial real estate	(5)	(1)	(1)
Equipment lease financing	(5)	(4)	(4)	(10)	(5)
Home equity	(7)	(11)	(12)	(8)	(11)
Residential real estate	(4)	(6)	(2)		(2)
Automobile	(52)	(55)	(57)	(69)	(84)
Credit card	(69)	(72)	(74)	(76)	(78)
Education	(5)	(3)	(3)	(4)	(6)
Other consumer	(37)	(42)	(35)	(35)	(40)
Total gross charge-offs	(243)	(327)	(247)	(314)	(304)
Recoveries:
Commercial and industrial	14	23	21	13	18
Commercial real estate	1	3	2		4
Equipment lease financing	3	3	3	2	2
Home equity	17	17	15	15	14
Residential real estate	5	4	4	4	4
Automobile	38	33	31	29	35
Credit card	12	9	9	9	8
Education	2	2	2	2	2
Other consumer	5	4	5	4	5
Total recoveries	97	98	92	78	92
Net (charge-offs) / recoveries:
Commercial and industrial	(45)	(110)	(38)	(99)	(60)
Commercial real estate	(4)	2	1		4
Equipment lease financing	(2)	(1)	(1)	(8)	(3)
Home equity	10	6	3	7	3
Residential real estate	1	(2)	2	4	2
Automobile	(14)	(22)	(26)	(40)	(49)
Credit card	(57)	(63)	(65)	(67)	(70)
Education	(3)	(1)	(1)	(2)	(4)
Other consumer	(32)	(38)	(30)	(31)	(35)
Total net (charge-offs)	(146)	(229)	(155)	(236)	(212)
Provision for (recapture of) credit losses (b)	(502)	(164)	(23)	2,220	952
Other	1	3	1		(1)
Ending balance	$4,714	$5,361	$5,751	$5,928	$3,944
Supplemental Information
Net charge-offs
Commercial net charge-offs	$(51)	$(109)	$(38)	$(107)	$(59)
Consumer net charge-offs	(95)	(120)	(117)	(129)	(153)
Total net charge-offs	$(146)	$(229)	$(155)	$(236)	$(212)
Net charge-offs to average loans (annualized)	0.25%	0.37%	0.24%	0.35%	0.35%
Commercial	0.13%	0.25%	0.09%	0.23%	0.14%
Consumer	0.53%	0.63%	0.60%	0.66%	0.77%

(a)    Represents the impact of adopting ASU 2016-13, Financial Instruments - Credit Losses on January 1, 2020, and our transition from an incurred loss methodology for our reserves to an expected credit loss methodology. Our 2020 Form 10-K included additional information related to our adoption of the CECL standard.
(b)    See Table 8 for the components of the Provision for (recapture of) credit losses being reported on the Consolidated Income Statement.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 8
Allowance for Credit Losses (Unaudited) (Continued)

Table 8: Components of the Provision for (Recapture of) Credit Losses

	Three months ended
	March 31	December 31	September 30	June 30	March 31
In millions	2021	2020	2020	2020	2020
Provision for (recapture of) credit losses
Loans and leases	$(502)	$(164)	$(23)	$2,220	$952
Unfunded lending related commitments	(77)	(105)	27	212	(47)
Investment securities	26	11	39	30
Other financial assets	2	4	9	1	9
Total provision for (recapture of) credit losses	$(551)	$(254)	$52	$2,463	$914

Table 9: Allowance for Credit Losses by Loan Class (a)

	March 31, 2021			December 31, 2020
Dollars in millions	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans
Allowance for loan and lease losses
Commercial
Commercial and industrial	$1,815	$129,798	1.40%	$2,300	$132,073	1.74%
Commercial real estate	1,126	28,319	3.98%	880	28,716	3.06%
Equipment lease financing	142	6,389	2.22%	157	6,414	2.45%
Total commercial	3,083	164,506	1.87%	3,337	167,203	2.00%
Consumer
Home equity	239	23,493	1.02%	313	24,088	1.30%
Residential real estate	(17)	22,418	(0.08)%	28	22,560	0.12%
Automobile	344	13,584	2.53%	379	14,218	2.67%
Credit card	693	5,675	12.21%	816	6,215	13.13%
Education	112	2,842	3.94%	129	2,946	4.38%
Other consumer	260	4,495	5.78%	359	4,698	7.64%
Total consumer	1,631	72,507	2.25%	2,024	74,725	2.71%
Total	4,714	$237,013	1.99%	5,361	$241,928	2.22%
Allowance for unfunded lending related commitments	507			584
Allowance for credit losses	$5,221			$5,945

Supplemental Information
Allowance for credit losses to total loans			2.20%			2.46%
Commercial			2.12%			2.29%
Consumer			2.39%			2.84%

(a)    Excludes allowances for investment securities and other financial assets, which together totaled $136 million and $109 million at March 31, 2021 and December 31, 2020, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 9
Details of Nonperforming Assets (Unaudited)

Table 10: Nonperforming Assets by Type

	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2021	2020	2020	2020	2020
Nonperforming loans, including TDRs
Commercial
Commercial and industrial
Retail/wholesale trade	$66	$61	$90	$117	$121
Manufacturing	55	81	80	58	79
Service providers	79	90	69	57	63
Real estate related (a)	48	95	140	158	25
Health care	19	20	20	19	14
Transportation and warehousing	18	20	14	20	23
Other industries	227	299	264	264	169
Total commercial and industrial	512	666	677	693	494
Commercial real estate	221	224	217	43	42
Equipment lease financing	16	33	21	22	30
Total commercial	749	923	915	758	566
Consumer (b)
Home equity	656	645	639	636	617
Residential real estate	541	528	339	305	292
Automobile	178	175	171	156	154
Credit card	7	8	13	15	10
Other consumer	7	7	8	6	5
Total consumer	1,389	1,363	1,170	1,118	1,078
Total nonperforming loans (c)	2,138	2,286	2,085	1,876	1,644
OREO and foreclosed assets	41	51	67	79	111
Total nonperforming assets	$2,179	$2,337	$2,152	$1,955	$1,755
Nonperforming loans to total loans	0.90%	0.94%	0.84%	0.73%	0.62%
Nonperforming assets to total loans, OREO and foreclosed assets	0.92%	0.97%	0.86%	0.76%	0.66%
Nonperforming assets to total assets	0.46%	0.50%	0.47%	0.43%	0.39%
Allowance for loan and lease losses to nonperforming loans	220%	235%	276%	316%	240%
(a)Represents loans related to customers in the real estate and construction industries.
(b)Excludes most unsecured consumer loans and lines of credit, which are charged off after 120 to 180 days past due and are not placed on nonperforming status.
(c)Nonperforming loans exclude certain government insured or guaranteed loans, loans held for sale and loans accounted for under the fair value option.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 10
Details of Nonperforming Assets (Unaudited) (Continued)

Table 11: Change in Nonperforming Assets

	January 1, 2021 -	October 1, 2020 -	July 1, 2020 -	April 1, 2020 -	January 1, 2020 -
In millions	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Beginning balance	$2,337	$2,152	$1,955	$1,755	$1,752
New nonperforming assets	249	586	512	458	391
Charge-offs and valuation adjustments	(70)	(97)	(75)	(104)	(145)
Principal activity, including paydowns and payoffs	(186)	(185)	(175)	(85)	(158)
Asset sales and transfers to loans held for sale	(86)	(14)	(20)	(28)	(20)
Returned to performing status	(65)	(105)	(45)	(41)	(65)
Ending balance	$2,179	$2,337	$2,152	$1,955	$1,755

Table 12: Largest Individual Nonperforming Assets (a)

March 31, 2021 - Dollars in millions
Ranking	Outstandings	Industry
1	$141	Real Estate and Rental and Leasing
2	38	Wholesale Trade
3	31	Real Estate and Rental and Leasing
4	29	Real Estate and Rental and Leasing
5	28	Real Estate and Rental and Leasing
6	24	Mining, Quarrying, and Oil and Gas Extraction
7	24	Mining, Quarrying, and Oil and Gas Extraction
8	22	Mining, Quarrying, and Oil and Gas Extraction
9	22	Information
10	20	Mining, Quarrying, and Oil and Gas Extraction
Total	$379
As a percent of total nonperforming assets		17%

(a)    Amounts shown are not net of related allowance for loan and lease losses, if applicable.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 11
Accruing Loans Past Due (Unaudited)

Pursuant to the interagency guidance issued in April 2020 and in connection with the credit reporting rules from the U.S. Coronavirus Aid, Relief and Economic Security Act (CARES Act), the delinquency status of loans modified due to COVID-19 related hardships are reported as of March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020 in alignment with the rules set forth for banks to report delinquency status to the credit agencies. These rules require that COVID-19 related loan modifications be reported as follows:
•if current at the time of modification, the loan remains current throughout the modification period,
•if delinquent at the time of modification and the borrower was not made current as part of the modification, the loan maintains its reported as delinquent status during the modification period, or
•if delinquent at the time of modification and the borrower was made current as part of the modification or became current during the modification period, the loan is reported as current.
As a result, certain loans modified due to COVID-19 related hardships are not being reported as past due as of March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020 based on the contractual terms of the loan, even where borrowers may not be making payments on their loans during the modification period. Our 2020 Form 10-K included, and our first quarter 2021 Form 10-Q will include, additional information on COVID-19 related loan modifications.

Table 13: Accruing Loans Past Due 30 to 59 Days (a)

	Amount					Percent of Total Outstandings
	Mar. 31	Dec. 31	Sept. 30	Jun. 30	Mar. 31	Mar. 31	Dec. 31	Sept. 30	Jun. 30	Mar. 31
Dollars in millions	2021	2020	2020	2020	2020	2021	2020	2020	2020	2020
Commercial and industrial	$80	$106	$56	$49	$97	0.06%	0.08%	0.04%	0.03%	0.07%
Commercial real estate	12	6	6	51	6	0.04%	0.02%	0.02%	0.18%	0.02%
Equipment lease financing	21	31	7	8	42	0.33%	0.48%	0.11%	0.11%	0.59%
Home equity	43	50	48	70	65	0.18%	0.21%	0.20%	0.28%	0.26%
Residential real estate
Non government insured	61	89	99	135	121	0.27%	0.39%	0.43%	0.60%	0.54%
Government insured	101	92	89	63	52	0.45%	0.41%	0.39%	0.28%	0.23%
Automobile	76	134	116	105	177	0.56%	0.94%	0.77%	0.65%	1.03%
Credit card	31	43	44	53	59	0.55%	0.69%	0.70%	0.81%	0.83%
Education
Non government insured	6	5	6	3	7	0.21%	0.17%	0.20%	0.10%	0.22%
Government insured	43	50	51	36	45	1.51%	1.70%	1.67%	1.15%	1.39%
Other consumer	11	14	17	17	17	0.24%	0.30%	0.35%	0.35%	0.34%
Total	$485	$620	$539	$590	$688	0.20%	0.26%	0.22%	0.23%	0.26%
Table 14: Accruing Loans Past Due 60 to 89 Days (a)

	Amount					Percent of Total Outstandings
	Mar. 31	Dec. 31	Sept. 30	Jun. 30	Mar. 31	Mar. 31	Dec. 31	Sept. 30	Jun. 30	Mar. 31
Dollars in millions	2021	2020	2020	2020	2020	2021	2020	2020	2020	2020
Commercial and industrial	$13	$26	$37	$28	$22	0.01%	0.02%	0.03%	0.02%	0.01%
Commercial real estate	1	1	6	4	1	0.00%	0.00%	0.02%	0.01%	0.00%
Equipment lease financing	1	5	4	9	2	0.02%	0.08%	0.06%	0.13%	0.03%
Home equity	20	21	22	27	28	0.09%	0.09%	0.09%	0.11%	0.11%
Residential real estate
Non government insured	13	16	22	34	30	0.06%	0.07%	0.10%	0.15%	0.13%
Government insured	60	62	58	59	52	0.27%	0.27%	0.25%	0.26%	0.23%
Automobile	19	34	32	34	49	0.14%	0.24%	0.21%	0.21%	0.28%
Credit card	24	30	33	38	37	0.42%	0.48%	0.52%	0.58%	0.52%
Education
Non government insured	3	2	2	2	4	0.11%	0.07%	0.07%	0.06%	0.12%
Government insured	22	27	24	21	26	0.77%	0.92%	0.79%	0.67%	0.80%
Other consumer	6	10	11	8	10	0.13%	0.21%	0.23%	0.17%	0.20%
Total	$182	$234	$251	$264	$261	0.08%	0.10%	0.10%	0.10%	0.10%

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 12
Accruing Loans Past Due (Unaudited) (Continued)

Table 15: Accruing Loans Past Due 90 Days or More (a)

	Amount					Percent of Total Outstandings
	Mar. 31	Dec. 31	Sept. 30	Jun. 30	Mar. 31	Mar. 31	Dec. 31	Sept. 30	Jun. 30	Mar. 31
Dollars in millions	2021	2020	2020	2020	2020	2021	2020	2020	2020	2020
Commercial and industrial	$63	$30	$36	$34	$51	0.05%	0.02%	0.03%	0.02%	0.03%
Residential real estate
Non government insured	17	27	28	19	18	0.08%	0.12%	0.12%	0.08%	0.08%
Government insured	258	292	241	245	282	1.15%	1.29%	1.05%	1.09%	1.27%
Automobile	6	12	12	19	19	0.04%	0.08%	0.08%	0.12%	0.11%
Credit card	52	60	60	61	70	0.92%	0.97%	0.95%	0.93%	0.98%
Education
Non government insured	2	2	1	1	2	0.07%	0.07%	0.03%	0.03%	0.06%
Government insured	74	75	62	65	82	2.60%	2.55%	2.03%	2.08%	2.53%
Other consumer	7	11	8	12	10	0.16%	0.23%	0.17%	0.25%	0.20%
Total	$479	$509	$448	$456	$534	0.20%	0.21%	0.18%	0.18%	0.20%

(a) Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 13
Business Segment Descriptions (Unaudited)

Retail Banking provides deposit, lending, brokerage, insurance services, investment management and cash management products and services to consumer and small business customers. Our customers are serviced through our branch network, ATMs, call centers, online banking and mobile channels. The branch network is located primarily in markets across the Mid-Atlantic, Midwest and Southeast. In 2018, Retail Banking launched its national expansion strategy designed to grow customers with digitally-led banking and a thin branch network in markets outside of our existing retail branch network. Deposit products include checking, savings and money market accounts and certificates of deposit. Lending products include residential mortgages, home equity loans and lines of credit, auto loans, credit cards, education loans and personal and small business loans and lines of credit. The residential mortgage loans are directly originated within our branch network and nationwide, and are typically underwritten to agency and/or third-party standards, and either sold, servicing retained, or held on our balance sheet. Brokerage, investment management and cash management products and services include managed, education, retirement and trust accounts.

Corporate & Institutional Banking provides lending, treasury management, and capital markets-related products and services to mid-sized and large corporations, and government and not-for-profit entities. Lending products include secured and unsecured loans, letters of credit and equipment leases. The Treasury Management business provides payables, receivables, deposit and account services, liquidity and investments, and online and mobile banking products and services to our clients. Capital markets-related products and services include foreign exchange, derivatives, securities underwriting, loan syndications, mergers and acquisitions advisory and equity capital markets advisory related services. We also provide commercial loan servicing and technology solutions for the commercial real estate finance industry. Products and services are provided nationally.

Asset Management Group provides personal wealth management for high net worth and ultra high net worth clients and institutional asset management. The Asset Management group is comprised of three distinct operating units:
•Wealth management provides products and services to individuals and their families including investment and retirement planning, customized investment management, private banking, and trust management and administration for individuals and their families.
•Our Hawthorn unit provides multi-generational family planning including estate, financial, tax planning, fiduciary, investment management and consulting, private banking, personal administrative services, asset custody and customized performance reporting to ultra high net worth clients.
•Institutional asset management provides outsourced chief investment officer, custody, private real estate, cash and fixed income client solutions, and fiduciary retirement advisory services to institutional clients including corporations, healthcare systems, insurance companies, unions, municipalities and non-profits.

Table 16: Period End Employees

	March 31	December 31	September 30	June 30	March 31
	2021	2020	2020	2020	2020
Full-time employees
Retail Banking	27,690	27,621	27,808	29,051	28,737
Other full-time employees	22,281	21,928	21,997	21,752	21,776
Total full-time employees	49,971	49,549	49,805	50,803	50,513
Part-time employees
Retail Banking	1,697	1,611	1,593	1,854	1,780
Other part-time employees	101	97	104	476	129
Total part-time employees	1,798	1,708	1,697	2,330	1,909
Total	51,769	51,257	51,502	53,133	52,422

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 14
Table 17: Summary of Business Segment Net Income and Revenue (Unaudited) (a)

	Three months ended
	March 31	December 31	September 30	June 30	March 31
In millions	2021	2020	2020	2020	2020
Income
Retail Banking	$607	$336	$530	$(223)	$201
Corporate & Institutional Banking	1,058	992	670	(358)	370
Asset Management Group	99	82	91	28	54
Other	52	32	228	(198)	127
Net income (loss) from continuing operations excluding noncontrolling interest	$1,816	$1,442	$1,519	$(751)	$752

Revenue
Retail Banking	$2,016	$1,853	$2,056	$1,975	$2,244
Corporate & Institutional Banking	1,808	1,913	1,748	1,790	1,660
Asset Management Group	322	316	310	293	292
Other	74	126	167	18	140
Total revenue	$4,220	$4,208	$4,281	$4,076	$4,336

(a)Our business information is presented based on our internal management reporting practices. Net interest income in business segment results reflects PNC’s internal funds transfer pricing methodology. Assets receive a funding charge and liabilities and capital receive a funding credit based on a transfer pricing methodology that incorporates product repricing characteristics, tenor and other factors.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 15
Table 18: Retail Banking (Unaudited) (a)

	Three months ended
	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2021	2020	2020	2020	2020
Income Statement
Net interest income	$1,362	$1,380	$1,383	$1,390	$1,456
Noninterest income	654	473	673	585	788
Total revenue	2,016	1,853	2,056	1,975	2,244
Provision for (recapture of) credit losses	(257)	(81)	(157)	761	445
Noninterest expense	1,476	1,482	1,512	1,497	1,528
Pretax earnings (loss)	797	452	701	(283)	271
Income taxes (benefit)	183	105	162	(63)	62
Noncontrolling interest	7	11	9	3	8
Earnings (loss)	$607	$336	$530	$(223)	$201
Average Balance Sheet
Loans held for sale	$891	$672	$700	$829	$779
Loans
Consumer
Home equity	$21,833	$22,366	$22,647	$22,790	$22,736
Residential real estate	17,468	18,042	18,435	18,244	17,964
Automobile	13,890	14,536	15,573	16,688	17,096
Credit card	5,819	6,218	6,408	6,690	7,207
Education	2,938	3,027	3,119	3,218	3,343
Other consumer	1,898	2,086	2,262	2,454	2,533
Total consumer	63,846	66,275	68,444	70,084	70,879
Commercial	13,743	13,391	13,356	13,612	10,524
Total loans	$77,589	$79,666	$81,800	$83,696	$81,403
Total assets	$92,891	$94,303	$98,731	$102,103	$97,062
Deposits
Noninterest-bearing demand	$44,845	$43,818	$43,752	$39,134	$32,225
Interest-bearing demand	54,269	50,702	49,274	47,339	42,865
Money market	24,198	24,112	23,816	22,942	22,866
Savings	75,180	72,041	70,236	67,947	62,781
Certificates of deposit	9,742	10,156	10,852	11,661	12,233
Total deposits	$208,234	$200,829	$197,930	$189,023	$172,970
Performance Ratios
Return on average assets	2.65%	1.41%	2.13%	(0.88)%	0.84%
Noninterest income to total revenue	32%	26%	33%	30%	35%
Efficiency	73%	80%	74%	76%	68%
(a)See note (a) on page 14.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 16
Retail Banking (Unaudited) (Continued)

	Three months ended
	March 31	December 31	September 30	June 30	March 31
Dollars in millions, except as noted	2021	2020	2020	2020	2020
Supplemental Noninterest Income Information
Consumer services	$368	$369	$371	$315	$372
Residential mortgage	$105	$99	$137	$158	$210
Service charges on deposits	$119	$133	$118	$80	$166
Residential Mortgage Information
Residential mortgage servicing statistics (in billions, except as noted) (a)
Serviced portfolio balance (b)	$117	$121	$119	$122	$118
Serviced portfolio acquisitions	$7	$12	$8	$11	$2
MSR asset value (b)	$1.0	$0.7	$0.6	$0.6	$0.6
MSR capitalization value (in basis points) (b)	83	56	50	47	51
Servicing income: (in millions)
Servicing fees, net (c)	$5	$13	$25	$36	$44
Mortgage servicing rights valuation, net of economic hedge	$14	$(1)	$17	$20	$101
Residential mortgage loan statistics
Loan origination volume (in billions)	$4.3	$3.7	$4.0	$4.2	$3.2
Loan sale margin percentage	3.28%	3.75%	3.62%	3.67%	3.16%
Percentage of originations represented by:
Purchase volume (d)	34%	45%	44%	34%	36%
Refinance volume	66%	55%	56%	66%	64%
Other Information (b)
Customer-related statistics (average)
Non-teller deposit transactions (e)	66%	66%	67%	65%	59%
Digital consumer customers (f)	79%	77%	75%	73%	71%
Credit-related statistics
Nonperforming assets	$1,229	$1,211	$1,077	$1,037	$1,011
Net charge-offs - loans and leases	$108	$136	$125	$142	$166
Other statistics
ATMs	8,874	8,900	9,058	9,058	9,048
Branches (g)	2,137	2,162	2,207	2,256	2,277
Brokerage account client assets (in billions) (h)	$61	$59	$55	$53	$49

(a)Represents mortgage loan servicing balances for third parties and the related income.
(b)Presented as of period end, except for average customer-related statistics and net charge-offs, which are both shown for the three months ended.
(c)Servicing fees net of impact of decrease in MSR value due to passage of time, including the impact from both regularly scheduled loan payments, prepayments, and loans that were paid down or paid off during the period.
(d)Mortgages with borrowers as part of residential real estate purchase transactions.
(e)Percentage of total consumer and business banking deposit transactions processed at an ATM or through our mobile banking application.
(f)Represents consumer checking relationships that process the majority of their transactions through non-teller channels.
(g)Excludes stand-alone mortgage offices and satellite offices (e.g., drive-ups, electronic branches and retirement centers) that provide limited products and/or services.
(h)Includes cash and money market balances.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 17
Table 19: Corporate & Institutional Banking (Unaudited) (a)

	Three months ended
	March 31	December 31	September 30	June 30	March 31
Dollars in millions	2021	2020	2020	2020	2020
Income Statement
Net interest income	$1,001	$994	$1,025	$1,064	$966
Noninterest income	807	919	723	726	694
Total revenue	1,808	1,913	1,748	1,790	1,660
Provision for (recapture of) credit losses	(282)	(166)	211	1,585	458
Noninterest expense	711	801	663	670	722
Pretax earnings (loss)	1,379	1,278	874	(465)	480
Income taxes (benefit)	318	282	201	(110)	110
Noncontrolling interest	3	4	3	3
Earnings (loss)	$1,058	$992	$670	$(358)	$370
Average Balance Sheet
Loans held for sale	$691	$1,039	$904	$704	$395
Loans
Commercial
Commercial and industrial	$114,944	$120,297	$125,187	$138,992	$117,288
Commercial real estate	27,182	27,509	27,511	27,106	26,589
Equipment lease financing	6,332	6,381	6,772	7,036	7,066
Total commercial	148,458	154,187	159,470	173,134	150,943
Consumer	9	10	11	8	9
Total loans	$148,467	$154,197	$159,481	$173,142	$150,952
Total assets	$170,531	$177,792	$183,266	$199,254	$172,502
Deposits
Noninterest-bearing demand	$66,666	$64,334	$56,433	$53,157	$40,651
Interest-bearing demand	28,118	28,793	29,730	27,674	21,101
Money market	33,182	36,705	38,015	36,595	28,468
Other	8,368	8,928	8,956	9,546	7,868
Total deposits	$136,334	$138,760	$133,134	$126,972	$98,088
Performance Ratios
Return on average assets	2.52%	2.21%	1.45%	(0.72)%	0.87%
Noninterest income to total revenue	45%	48%	41%	41%	42%
Efficiency	39%	42%	38%	37%	43%
Other Information
Consolidated revenue from:
Treasury Management (b)	$494	$472	$452	$469	$491
Capital Markets (b)	$403	$530	$345	$388	$344
Commercial mortgage banking activities
Commercial mortgage loans held for sale (c)	$30	$45	$46	$42	$29
Commercial mortgage loan servicing income (d)	90	82	76	67	69
Commercial mortgage servicing rights valuation, net of economic hedge (e)	17	14	16	22	20
Total	$137	$141	$138	$131	$118
MSR asset value (f)	$702	$569	$515	$490	$477
Average loans by C&IB business
Corporate Banking	$74,459	$76,664	$81,617	$91,634	$78,057
Real Estate	38,395	41,427	40,592	42,124	37,368
Business Credit	21,552	21,337	21,845	23,943	23,251
Commercial Banking	10,807	11,375	11,770	10,708	7,784
Other	3,254	3,394	3,657	4,733	4,492
Total average loans	$148,467	$154,197	$159,481	$173,142	$150,952
Credit-related statistics
Nonperforming assets (f)	$658	$827	$832	$674	$508
Net charge-offs - loans and leases	$44	$99	$32	$99	$50

(a)See note (a) on page 14.
(b)Amounts reported in net interest income and noninterest income.
(c)Represents other noninterest income for valuations on commercial mortgage loans held for sale and related commitments, derivative valuations, originations fees, gains on sale of loans held for sale and net interest income on loans held for sale.
(d)Represents net interest income and noninterest income (primarily in corporate service fees) from loan servicing net of reduction in commercial mortgage servicing rights due to amortization expense and payoffs. Commercial mortgage servicing rights valuation, net of economic hedge is shown separately.
(e)Amounts are reported in corporate service fees.
(f)Presented as of period end.

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Table 20: Asset Management Group (Unaudited) (a)

	Three months ended
	March 31	December 31	September 30	June 30	March 31
Dollars in millions, except as noted	2021	2020	2020	2020	2020
Income Statement
Net interest income	$93	$91	$89	$89	$88
Noninterest income	229	225	221	204	204
Total revenue	322	316	310	293	292
Provision for (recapture of) credit losses	(9)	(2)	(19)	39	3
Noninterest expense	202	211	211	217	219
Pretax earnings	129	107	118	37	70
Income taxes	30	25	27	9	16
Earnings	$99	$82	$91	$28	$54
Average Balance Sheet
Loans
Consumer
Residential real estate	$3,635	$3,326	$2,976	$2,636	$2,385
Other consumer	4,008	4,077	4,065	3,975	4,052
Total consumer	7,643	7,403	7,041	6,611	6,437
Commercial	756	774	810	883	856
Total loans	$8,399	$8,177	$7,851	$7,494	$7,293
Total assets	$8,873	$8,615	$8,361	$7,958	$7,801
Deposits
Noninterest-bearing demand	$1,754	$1,689	$1,692	$1,421	$1,468
Interest-bearing demand	9,104	8,404	8,101	7,742	6,850
Money market	1,520	1,606	1,542	1,597	1,709
Savings	7,747	7,388	7,243	7,398	7,197
Other	454	482	554	722	847
Total deposits	$20,579	$19,569	$19,132	$18,880	$18,071
Performance Ratios
Return on average assets	4.52%	3.78%	4.32%	1.41%	2.81%
Noninterest income to total revenue	71%	71%	71%	70%	70%
Efficiency	63%	67%	68%	74%	75%
Other Information
Nonperforming assets (b)	$68	$66	$39	$38	$34
Net charge-offs (recoveries) - loans and leases		$1	$1		$(1)
Client Assets Under Administration (in billions) (b) (c)
Discretionary client assets under management	$173	$170	$158	$151	$136
Nondiscretionary client assets under administration	161	154	142	138	128
Total	$334	$324	$300	$289	$264
Discretionary client assets under management
Personal	$110	$108	$99	$94	$84
Institutional	63	62	59	57	52
Total	$173	$170	$158	$151	$136
(a)See note (a) on page 14.
(b)As of period end.
(c)Excludes brokerage account client assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 19
Glossary of Terms

2019 Tailoring Rules – Rules adopted by the federal banking agencies to better tailor the application of their capital, liquidity, and enhanced prudential requirements for banking organizations to the asset size and risk profile (as measured by certain regulatory metrics) of the banking organization. Effective January 1, 2020, the agencies' capital and liquidity rules classify all BHCs with $100 billion or more in total assets into one of four categories (Category I, Category II, Category III, and Category IV).

Adjusted average total assets - Primarily consisted of total average quarterly (or annual) assets plus/less unrealized losses (gains) on investment securities, less goodwill and certain other intangible assets (net of eligible deferred taxes).

Allowance for credit losses (ACL) – A valuation account that is deducted from or added to the amortized cost basis of the related financial assets to present the net carrying value at the amount expected to be collected on the financial asset.

Amortized cost basis - Amount at which a financial asset is originated or acquired, adjusted for applicable accretion or amortization of premiums, discounts and net deferred fees or costs, collection of cash, charge-offs, foreign exchange and fair value hedge accounting adjustments.

Basel III common equity Tier 1 (CET1) capital (Tailoring Rules) - Common stock plus related surplus, net of treasury stock, plus retained earnings, less goodwill, net of associated deferred tax liabilities, less other disallowed intangibles, net of deferred tax liabilities and plus/less other adjustments. Investments in unconsolidated financial institutions, as well as mortgage servicing rights and deferred tax assets, must then be deducted to the extent such items (net of associated deferred tax liabilities) individually exceed 25% of our adjusted Basel III common equity Tier 1 capital.

Basel III common equity Tier 1 capital ratio - Common equity Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Tier 1 capital - Common equity Tier 1 capital, plus qualifying preferred stock, plus certain trust preferred capital securities, plus certain noncontrolling interests that are held by others and plus/less other adjustments.

Basel III Tier 1 capital ratio - Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Total capital - Tier 1 capital plus qualifying subordinated debt, plus certain trust preferred securities, plus, under the Basel III transitional rules and the standardized approach, the allowance for loan and lease losses included in Tier 2 capital and other.

Basel III Total capital ratio - Basel III Total capital divided by period-end risk-weighted assets (as applicable).

BBVA – BBVA USA Bancshares, Inc.

BBVA, S.A. – Banco Bilbao Vizcaya Argentaria, S.A.

BBVA USA – BBVA USA, the Alabama-chartered bank subsidiary of BBVA USA Bancshares, Inc.

BlackRock – BlackRock, Inc.

Charge-off - Process of removing a loan or portion of a loan from our balance sheet because it is considered uncollectible. We also record a charge-off when a loan is transferred from portfolio holdings to held for sale by reducing the loan carrying amount to the fair value of the loan, if fair value is less than carrying amount.

Common shareholders’ equity - Total shareholders' equity less the liquidation value of preferred stock.

Credit valuation adjustment - Represents an adjustment to the fair value of our derivatives for our own and counterparties’ non-performance risk.

Criticized commercial loans - Loans with potential or identified weaknesses based upon internal risk ratings that comply with the regulatory classification definitions of “Special Mention,” “Substandard” or “Doubtful.”

Current Expected Credit Loss (CECL) - Methodology for estimating the allowance for credit losses on in-scope financial assets held at amortized cost and unfunded lending related commitments which uses a combination of expected losses over a reasonable and supportable forecast period, a reversion period and long run average credit losses for their estimated contractual term.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 20
Discretionary client assets under management - Assets over which we have sole or shared investment authority for our customers/clients. We do not include these assets on our Consolidated Balance Sheet.

Earning assets - Assets that generate income, which include: interest-earning deposits with banks; loans held for sale; loans; investment securities; and certain other assets.

Effective duration - A measurement, expressed in years, that, when multiplied by a change in interest rates, would approximate the percentage change in value of on- and off- balance sheet positions.

Efficiency - Noninterest expense divided by total revenue.

Fair value - The price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fee income - Refers to the following categories within Noninterest income: Asset management; Consumer services; Corporate services; Residential mortgage; and Service charges on deposits.

FICO score - A credit bureau-based industry standard score created by Fair Isaac Co. which predicts the likelihood of borrower default. We use FICO scores both in underwriting and assessing credit risk in our consumer lending portfolio. Lower FICO scores indicate likely higher risk of default, while higher FICO scores indicate likely lower risk of default. FICO scores are updated on a periodic basis.

GAAP - Accounting principles generally accepted in the United States of America.

Leverage ratio - Basel III Tier 1 capital divided by average quarterly adjusted total assets.

Nondiscretionary client assets under administration - Assets we hold for our customers/clients in a nondiscretionary, custodial capacity. We do not include these assets on our Consolidated Balance Sheet.

Nonperforming assets - Nonperforming assets include nonperforming loans, OREO and foreclosed assets. We do not accrue interest income on assets classified as nonperforming.

Nonperforming loans - Loans accounted for at amortized cost whose credit quality has deteriorated to the extent that full collection of contractual principal and interest is not probable, including TDRs which have not returned to performing status. Interest income is not recognized on nonperforming loans. Nonperforming loans exclude certain government insured or guaranteed loans for which we expect to collect substantially all principal and interest, loans held for sale and loans accounted for under the fair value option.

Operating leverage - The period to period dollar or percentage change in total revenue less the dollar or percentage change in noninterest expense. A positive variance indicates that revenue growth exceeded expense growth (i.e., positive operating leverage) while a negative variance implies expense growth exceeded revenue growth (i.e., negative operating leverage).

Other real estate owned (OREO) and foreclosed assets - Assets taken in settlement of troubled loans primarily through deed-in-lieu of foreclosure or foreclosure. Foreclosed assets include real and personal property. Certain assets that have a government-guarantee which are classified as other receivables are excluded.

Purchased credit deteriorated assets (PCD) - Acquired loans or debt securities that, at acquisition, are determined to have experienced a more-than-insignificant deterioration in credit quality since origination or issuance.

Risk-weighted assets - Computed by the assignment of specific risk-weights (as defined by the Board of Governors of the Federal Reserve System) to assets and off-balance sheet instruments.

Servicing rights - Intangible assets or liabilities created by an obligation to service assets for others. Typical servicing rights include the right to receive a fee for collecting and forwarding payments on loans and related taxes and insurance premiums held in escrow.

Supplementary leverage ratio - Basel III Tier 1 capital divided by Supplementary leverage exposure.

Taxable-equivalent interest income - The interest income earned on certain assets that is completely or partially exempt from federal income tax. These tax-exempt instruments typically yield lower returns than taxable investments. To provide more meaningful comparisons of yields and margins for all interest-earning assets, we use interest income on a taxable-equivalent basis in calculating average yields and net interest margins by increasing the interest income earned on tax-exempt assets to make it fully equivalent to

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 21
interest income earned on other taxable investments. This adjustment is not permitted under GAAP on the Consolidated Income Statement.

Troubled debt restructuring (TDR) - A loan whose terms have been restructured in a manner that grants a concession to a borrower experiencing financial difficulties.

Unfunded lending related commitments - Standby letters of credit, financial guarantees, commitments to extend credit and similar unfunded obligations that are not unilaterally, unconditionally, cancelable at PNC’s option.

Yield curve - A graph showing the relationship between the yields on financial instruments or market indices of the same credit quality with different maturities. For example, a “normal” or “positive” yield curve exists when long-term bonds have higher yields than short-term bonds. A “flat” yield curve exists when yields are the same for short-term and long-term bonds. A “steep” yield curve exists when yields on long-term bonds are significantly higher than on short-term bonds. An “inverted” or “negative” yield curve exists when short-term bonds have higher yields than long-term bonds.